                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-KA

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 30, 1997

                                    KTI, INC.
               (Exact name of Registrant as specified in Charter)


        New Jersey                      33-85234                    22-2665282
(State or other juris-                 (Commission                 (IRS Employer
diction of incorporation)             File Number)                Identification
                                                                      Number)




7000 Boulevard East, Guttenberg, New Jersey                           07093
(Address of principal executive office)                          (Zip Code)


Registrant's telephone number including area code-                (201) 854-7777


                                 Not Applicable
         (Former name and former address, as changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On September 30, 1997, KTI, Inc., a New Jersey corporation (the Company or the Registrant) purchased a 49.5% limited partnership interest in Penobscot Energy Recovery Company, Limited Partnership, a Maine limited partnership ("PERC") from The Prudential Insurance Company of America ("Prudential") for approximately $11.7 million in cash. In addition the Company assumed certain liabilities of Prudential by the payment of cash in the amount of $200,000 to Prudential and the issuance of Letters of Credit to Morgan Guaranty Trust Company of New York ("Morgan Guaranty") for approximately $3.9 million, replacing obligations of Prudential to Morgan Guaranty. At the same time, the Company purchased an option for $300,000 to buy the remaining 14.8% interest of Prudential in PERC for a price of $2.1 million. The option to purchase Prudential's remaining limited partnership interest terminates on October 31, 1998.

      With this purchase, the Company's interest in PERC has increased to 56.5%. Prudential owns a 14.8% limited partnership interest. A subsidiary of Pacificorp holds the remaining 28.7% interest in PERC, 3% as a general partner and 25.7% as a limited partner.

      PERC is located in Orrington, Maine and owns a 25 megawatt waste-to-energy power generating plant. Power is produced by processing approximately 250,000 tons of municipal solid waste received from 230 communities in Maine. The power is sold to Bangor Hydro-Electric Company under a long-term power supply contract. PERC had $30.3 million of revenue and $6.1 million of net income in 1996. For the nine months ended on September 30, 1997, PERC had revenue of $23.1 million and net income of $4.8 million.

ITEM 5.  OTHER EVENTS.

      In early October 1997, WEXFORD KTI LLC converted all of its $5 million principal amount Convertible Subordinated Promissory Note dated as of October 23, 1996 into 618,609 shares of the Company's common stock.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTOR.

            Kenneth A. Rubin, an Officer of WEXFORD KTI LLC, resigned as a director of the Company. No disagreement exists, to the knowledge of the Company, between Mr. Rubin and the Company as to the Company's operations, policies or

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of the business acquired.

      The audited balance sheet of Penobscot Energy Recovery Company, Limited Partnership, as of December 31, 1996 and 1995 and the related statements of income, changes in partners' capital and cash flow for each of the three years in the period ended December 31, 1996 were included in the Registrant's Form 10-K for the fiscal year ended December 31, 1996.

      (b) Pro Forma Financial information.

      The following pro forma condensed combined financial statements are based on the historical financial statements of the company and of PERC at December 31, 1996 and September 30, 1997. The pro forma condensed combined statement of operations assumes that the Company purchased PERC at the beginning of the stated period. The Company's financial statements on Form 10-Q for the quarterly period ended September 30, 1997 consolidate PERC for balance sheet purposes. Accordingly, no pro forma balance sheet is included herein.

      The pro forma condensed combined statements of operations are not necessarily indicative of operating results which would have been achieved had this transaction been completed at the beginning of the respective periods and should not be construed as representative of future operations.

                                                            KTI, INC.
                                 PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                                                   YEAR ENDED DECEMBER 31, 1996

                                                                                                 PRO FORMA            PRO FORMA
                                                       KTI, INC.               PERC             ADJUSTMENTS           KTI, INC.
                                                     -------------        -------------        -------------        -------------
REVENUES
  Electric Power Revenues                            $  20,820,860        $  18,478,405                             $  39,299,265
   Gain on Sale of Capacity                             33,203,252                                                     33,203,252
   Waste Processing Revenues                            11,024,265           11,807,454             (530,786)(1)       22,300,933
   Other Waste Handling Revenues                         3,459,546                                                      3,459,546
                                                     -------------        -------------        -------------        -------------
      Total Revenues                                    68,507,923           30,285,859             (530,786)          98,262,996

COSTS AND EXPENSES
   Electric power and waste
     Processing operating costs                         26,453,290           15,660,582             (319,685)(2)       41,263,401

                                                                                                    (530,786)(1)
   Selling, general, and
     administrative expenses                             2,389,008            5,353,385                                 7,742,393
   Interest, net                                         4,463,873            3,170,785                                 7,634,658
                                                     -------------        -------------        -------------        -------------
       Total Costs and Expenses                         33,306,171           24,184,752             (850,471)          56,640,452
   Equity in net income (loss) of
     partnerships
     PERC                                                  332,655                                  (332,655)(3)
     Loss of Sale of Investment                           (296,459)                                                      (296,459)
                                                     -------------        -------------        -------------        -------------
Income (loss) before minority interest                  35,237,948            6,101,107              (12,970)          41,326,085
    Minority Interest                                   18,609,797                                 2,653,982(4)        21,263,779
                                                     -------------        -------------        -------------        -------------
 Net Income (loss) available for
    Shareholders                                        16,628,151            6,101,107           (2,666,952)          20,062,306
     Preferred Dividends                                                                           1,015,000(5)         1,015,000
                                                     -------------        -------------        -------------        -------------
 Net Income for Common Shareholders                  $  16,628,151        $   6,101,107        $  (3,681,952)       $  19,047,306
                                                     =============        =============        =============        =============

Pro forma earnings (loss) per common share and
   common share equivalent:
Primary:                                             -------------                                                  -------------
   Net income                                        $        2.61                                                  $        3.00
                                                     =============                                                  =============

Pro forma weighted average number
of common shares and common share
equivalents outstanding                                  6,359,593                                                      6,359,593

Fully Diluted:                                       -------------                                                  -------------
   Net income                                        $        2.40                                                  $        2.54
                                                     =============                                                  =============

Pro forma weighted average number
of common shares and common share
equivalents outstanding                                  6,925,976                                  987,234(6)          7,913,210

                                              KTI, INC.
                  PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                 PRO FORMA               PRO FORMA
                                            KTI, INC.            ADJUSTMENTS             KTI, INC.
                                          ------------           ------------           ------------
REVENUES
   Electric Power Revenues                $ 30,389,250                                  $ 30,389,250
   Waste Processing Revenues                19,513,711                                    19,513,711
   Other Waste Handling Revenues            16,096,812                                    16,096,812
                                          ------------                                  ------------
      Total Revenues                        65,999,773                                    65,999,773

COSTS AND EXPENSES
   Electric Power and Waste
     Processing Operating Costs             50,180,577           $   (239,764)(a)         49,940,813
   Selling, General, and
     Administrative                          2,375,680                                     2,375,680
   Interest, Net                             3,699,876                                     3,699,876
                                          ------------           ------------           ------------
      Total Costs and Expenses              56,256,133               (239,764)            56,016,369
                                          ------------           ------------           ------------
Income from Continuing Operations
before Minority Interest and
Extraordinary Items                          9,743,640                239,764              9,983,404
Pre-acquisition Earnings Minority
  Interest                                  (3,983,766)             3,983,766 (b)
Minority Interest in Subsidiaries           (1,229,287)            (2,527,335)(c)         (3,756,622)
                                          ------------           ------------           ------------
Net Income                                   4,530,587              1,696,195              6,226,782
     Preferred Dividends                                              759,164(d)             759,164
                                          ------------           ------------           ------------
Net Income available to Common
Shareholders                              $  4,530,587           $    937,030           $  5,467,617
                                          ============           ============           ============
Earnings (loss) per common share
 and common share equivalent
Primary:
                                          ------------                                  ------------
Net Income                                $       0.59                                  $       0.71
                                          ============                                  ============
Weighted Average number of common
shares and common share equivalents
outstanding                                  7,726,900                                     7,726,900

Fully diluted:                            ------------                                  ------------
Net Income                                $       0.59                                  $       0.71
                                          ============                                  ============

Weighted Average number of common
shares and common share equivalents
outstanding                                  7,726,900                987,234(e)           8,714,134

                                    KTI, INC.
                    SEPTEMBER 30, 1997 AND DECEMBER 30, 1996
     NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

1.       DESCRIPTION OF TRANSACTION

On September 30, 1997, KTI, Inc. (the Company or the Registrant) purchased a 49.5% limited partnership interest in Penobscot Energy Recovery Company, Limited Partnership, a Maine limited partnership ("PERC") from The Prudential Insurance Company of America ("Prudential") for approximately $11.7 million in cash. In addition, the Company assumed certain liabilities of Prudential by the payment of cash in the amount of $200,000 to Prudential and the issuance of Letters of Credit to Morgan Guaranty Trust Company of New York ("Morgan Guaranty") for approximately $3.9 million, replacing obligations of Prudential to Morgan Guaranty.

2.       PRO FORMA ADJUSTMENTS

NINE MONTHS ENDING SEPTEMBER 30, 1997.

(a) Reduction in depreciation of property, plant, and equipment as a result of the write down of assets in purchase accounting.

(b) Elimination of pre-acquisition earnings in PERC (93% of PERC's net income, representing that share of PERC prior to the acquisition which was not owned by the Company)

(c) Additional minority interest reflecting the 43.5% of PERC currently not owned by the Company

(d) Dividends on $11,600,000 portion of 8.75% Preferred Stock issue, computed from January 1, 1997

(e)      Additional shares from Preferred Stock issue at $11.75 per share


YEAR ENDED DECEMBER 31, 1996

(1) Management fees charged by the Company to PERC and included as revenue by the Company, but also included as a cost by PERC

(2) Reduction in depreciation of property, plant, and equipment as a result of the write down of assets in purchase accounting.

(3) Elimination of the Company's equity earnings in PERC, which was 7% of net income.

(4) Additional minority interest, reflecting the consolidation of PERC into the Company and the recording of a 43.5% minority interest.

(5) Dividends on $11,600,000 portion of 8.75% Preferred Stock issue, computed from January 1, 1997.

(6)      Additional shares from Preferred Stock issue at $11.75 per share.

      (c) Exhibits.

Exhibit Number    Description
--------------    -----------

      4.1 PURCHASE AND OPTION AGREEMENT by and between PERC Management Company Limited Partnership and The Prudential Insurance Company of America dated September 30, 1997. The exhibits to the PURCHASE AND OPTION AGREEMENT do not contain information which is material to an investment decision.

      4.2 SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP OF PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP dated as of September 29, 1997.

      4.3 ASSIGNMENT AND ASSUMPTION AGREEMENT between The Prudential Insurance Company of America and PERC Management Company Limited Partnership dated as of September 29, 1997 re Penobscot Energy Recovery Company, Limited Partnership.

      4.4 AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENT AND RELEASE OF ASSIGNMENT DATED as of September 29, 1997 to the Reimbursement Agreement dated as of May 28, 1991 of Penobscot Energy Recovery Company, Limited Partnership in favor of Morgan Guaranty Trust Company of New York re Penobscot Energy Recovery Company, Limited Partnership.

      4.5 ASSIGNMENT AND ASSUMPTION AGREEMENT between The Prudential Insurance Company of America and PERC Management Company Limited Partnership dated as of September 29, 1997 re Orrington Waste Ltd., Limited Partnership.

      4.6 AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENT AND RELEASE OF ASSIGNMENT DATED as of September 29, 1997 to the Reimbursement Agreement dated as of May 28, 1991 of Penobscot Energy Recovery Company, Limited Partnership in favor of Morgan Guaranty Trust Company of New York re Orrington Waste Ltd., Limited Partnership.

      4.7         News release dated October 1, 1997.

      4.8         Letter of Kenneth A. Rubin dated September 22, 1997.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              KTI, Inc.
                                             (the Registrant)



Dated:   October 7, 1997                     By:   /s/ Martin J. Sergi
                                                   -----------------------------
                                             Name:     Martin J. Sergi
                                             Title:    President